United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Materials Pursuant to Sec. 240.14a-12

ADA-ES, INC.
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(Name of Registrant as Specified In Its Charter)

N/A
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(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ] No Fee Required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     ..........................................................................
     2) Aggregate number of securities to which transaction applies:
     ..........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ..........................................................................
     4) Proposed maximum aggregate value of transaction:
     ..........................................................................
     5) Total fee paid:
     ..........................................................................
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ..........................................................................
     2) Form, Schedule or Registration Statement No.:
     ..........................................................................
     3) Filing Party:
     ..........................................................................
     4) Date Filed:
     ..........................................................................

                                                                    ADA-ES, INC.



To Our Shareholders:

By now you should have received the Notice of our Annual Meeting (the "Meeting") of the Shareholders of ADA-ES, Inc. for May 10, 2006 at the offices of the Company located at 8100 SouthPark Way, Unit B, Littleton, Colorado.

That Notice and the accompanying Proxy Statement incorrectly stated that the date of record to determine which shareholders were entitled to receive notice of and to vote at the Meeting was March 31, 2006. In fact, the record date approved by the Board of Directors and used by the transfer agent to generate the shareholder list was March 28, 2006. As of such record date, 5,620,040 shares of our common stock were issued and outstanding. Please excuse the confusion the incorrect record date caused, if any.

We hope to see you at the Meeting, but in any event please send in your marked and signed proxy so your vote may be counted.

Please call on our toll-free number (888-822-8617) if you require directions or have other questions concerning the Meeting.


                                        Sincerely,

                                        /s/  Mark H. McKinnies

                                        Mark H. McKinnies
                                        Secretary

April 13, 2006